UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): March 26, 2020 (March 26, 2020)
Humana Inc. (Exact Name of Registrant as Specified in Charter)

Delaware	001-05975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Main Street, Louisville, Kentucky 40202
(Address of Principal Executive Offices, and Zip Code)

(502) 580-1000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On March 26, 2020, Humana Inc. (the “Company”) completed a public offering of $600 million aggregate principal amount of its 4.500% Senior Notes due 2025 (the “2025 Senior Notes”) and $500 million aggregate principal amount of its 4.875% Senior Notes due 2030 (the “2030 Senior Notes” and, together with the 2025 Senior Notes, the “Senior Notes”). The Senior Notes were issued under an indenture dated as of August 5, 2003, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (as successor to The Bank of New York), as trustee (the “Trustee”) (the “Original Indenture”) as supplemented by a sixteenth supplemental indenture, dated as of March 26, 2020, by and between the Company and the Trustee relating to the 2025 Senior Notes (the “Sixteenth Supplemental Indenture” and, together with the Original Indenture, the “Sixteenth Indenture”) and a seventeenth supplemental indenture, dated as of March 26, 2020, by and between the Company and the Trustee relating to the 2030 Senior Notes (the “Seventeenth Supplemental Indenture” and, together with the Original Indenture, the “Seventeenth Indenture,” and the Sixteenth Indenture and the Seventeenth Indenture are referred to herein as the “Indentures”). Pursuant to the terms of each of the Indentures, the Senior Notes are unsecured senior obligations of the Company and rank equally with all of the Company’s other unsecured, unsubordinated indebtedness. The 2025 Senior Notes bear interest at an annual rate of 4.500% and the 2030 Senior Notes bear interest at an annual rate of 4.875%. Interest on the Senior Notes is payable by the Company on April 1 and October 1 of each year, beginning on October 1, 2020. The 2025 Senior Notes mature on April 1, 2025 and the 2030 Senior Notes mature on April 1, 2030.
A copy of the Original Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Sixteenth Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2025 Senior Notes is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Seventeenth Supplemental Indenture is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2030 Senior Notes is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Original Indenture, the Sixteenth Supplemental Indenture, the 2025 Senior Notes, the Seventeenth Supplemental Indenture and the 2030 Senior Notes are qualified in their entirety by reference to such exhibits. In addition, the legal opinion related to the Senior Notes is attached hereto as Exhibit 5.1 and is incorporated herein by reference.
The Trustee has also been appointed registrar and paying agent with regard to the Senior Notes and serves the same roles with respect to certain other series of the Company’s senior notes. An affiliate of the Trustee is also a lender under the Company’s existing credit facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure above under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.
The Company issued a press release announcing the closing of the offering of the Senior Notes, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.
None of the information furnished in this Item 7.01 hereto (including Exhibit 99.1) shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished in this Item 7.01 (including Exhibit 99.1) shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
4.1
Indenture, dated as of August 5, 2003, by and between the Company and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to Humana Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).

4.2	Sixteenth Supplemental Indenture, dated March 26, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Form of 4.500% Senior Notes due 2025.
4.4	Seventeenth Supplemental Indenture, dated March 26, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.5	Form of 4.875% Senior Notes due March 26, 2030
5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.
23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (See Exhibit 5.1).
99.1	Press Release, dated March 26, 2020, issued by the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Senior Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)

   Dated: March 26, 2020